UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	May 16, 2007

BNC BANCORP
(Exact name of registrant as specified in its charter)

North Carolina	000-50128	47-0898685
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

831 Julian Avenue, Thomasville, North Carolina	27361
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	(336) 476-9200

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 Other Events

On May 16, 2007 the Registrant announced that its wholly-owned banking subsidiary, Bank of North Carolina, passed the $1 billion mark in total assets. This makes the Bank of North Carolina one of 15 of the largest banks headquartered in North Carolina.

ITEM 9.01 Financial Statements and Exhibits

Ex 99.1 Press Release dated May 16, 2007

S I G N A T U R E

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BNC BANCORP
(Registrant)

By:	/s/ David B. Spencer
David B. Spencer Executive Vice President and Chief Financial Officer (Principal Accounting Officer)

Date: May 16, 2007

EXHIBIT INDEX

Exhibit 99.1 Press Release dated May 16, 2007